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                                                                  EXHIBIT (i)(4)

                                 ADDENDUM NO. 6
                                       TO
                          SERVICE AND EXPENSE AGREEMENT
                                     between
                         AMERICAN HOME ASSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                          AIG SYNDICATE MANAGERS, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                     LIFE INSURANCE COMPANY OF NEW HAMPSHIRE
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                    VERMONT ACCIDENT INSURANCE COMPANY, INC.
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

          The Service and Expense Agreement made February 1, 1974 between American Home Assurance Company, American International Insurance Company, American International Life Assurance Company of New York, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Delaware American Life Insurance Company, Life Insurance Company of New Hampshire, National Union Fire Insurance Company of Pittsburgh, Pa., The Insurance Company of the State of Pennsylvania, Transatlantic Reinsurance Company and American International Group, Inc. (the "Agreement") is hereby amended effective June 9, 1981, in the following respects:

          1. The title of the Agreement is hereby amended to read in its entirety as follows:

                          SERVICE AND EXPENSE AGREEMENT
                                     between
                         AMERICAN HOME ASSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                          AIG SYNDICATE MANAGERS, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
              NATIONAL UNION FIRE INSURANCE COMPANY PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

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                         PACIFIC UNION ASSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

          2. The preamble of the Agreement is amended by adding to the parties set forth therein which are collectively called the "Companies," the following:
"PACIFIC UNION ASSURANCE COMPANY and AIG LIFE INSURANCE COMPANY" and by deleting from the parties set forth therein which are collectively called the "Companies" the following: "VERMONT ACCIDENT INSURANCE COMPANY, INC. and LIFE INSURANCE COMPANY OF NEW HAMPSHIRE."

          IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in New York, New York, by their duly authorized representatives this 9/th/ day of June, 1981.

AMERICAN HOME ASSURANCE COMPANY
                                             by:      /s/
                                                 -------------------------------
                                                     Vice President

AMERICAN INTERNATIONAL INSURANCE
COMPANY                                      by:      /s/
                                                 -------------------------------
                                                     Vice President

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK                by:      /s/
                                                 -------------------------------
                                                     Vice President

AIG RISK MANAGEMENT, INC.
                                             by:      /s/
                                                 -------------------------------
                                                     Vice President

AIG SYNDICATE MANAGERS, INC.
                                             by:      /s/
                                                 -------------------------------
                                                     Senior Vice President

BIRMINGHAM FIRE INSURANCE
COMPANY OF PENNSYLVANIA                      by:      /s/
                                                 -------------------------------
                                                     Vice President

COMMERCE AND INDUSTRY
INSURANCE COMPANY                            by:      /s/
                                                 -------------------------------
                                                     Vice President

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DELAWARE AMERICAN LIFE
INSURANCE COMPANY                            by:       /s/
                                                 -------------------------------
                                                      Vice President

AIG LIFE INSURANCE COMPANY
                                             by:       /s/
                                                 -------------------------------
                                                      Vice President

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.                   by:       /s/
                                                 -------------------------------
                                                      Vice President

THE INSURANCE COMPANY OF
THE STATE OF PENNSYLVANIA                    by:       /s/
                                                 -------------------------------
                                                      Vice President

PACIFIC UNION ASSURANCE COMPANY
COMPANY                                      by:       /s/
                                                 -------------------------------
                                                      Vice President

AMERICAN INTERNATIONAL GROUP, INC.           by:       /s/
                                                 -------------------------------
                                                      Vice President

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